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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 1998

Structured Products Corp. on behalf of
TIERS(sm) Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS(sm) Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS(sm) Corporate Bond-Backed Certificates Trust APA 1997-8
(Exact name of registrant as specified in its charter)

Delaware                           33-55860             13-3692801
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(State or other jurisdiction of    (Commission File     (IRS Employer
incorporation or organization)     Number)              Identification Number)

Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York     10048
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 783-6645.
                                                  --------------

                                      N/A
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        (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

         1. Trustee's Report to the Holders of TIERS(sm) Corporate Bond-Backed Certificates Trust IBM 1997-4 for June 1, 1998 Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STRUCTURED PRODUCTS CORP.

                                      By:   /s/ Timothy P. Beaulac
                                         -------------------------------
                                      Name:   Timothy P. Beaulac
                                      Title:  President and Finance Officer
Dated:  June 1, 1998

                                      3
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                                 EXHIBIT INDEX

Exhibit                                                                  Page

1. Trustee's Report to the Holders of TIERS(sm) Corporate Bond-Backed
Certificates Trust IBM 1997-4 for June 1, 1998 Distribution Date         5


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